                                                      1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                           Pre-Effective Amendment No.                    / /

                         Post-Effective Amendment No. 26                  /X/

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT      /X/
                                     OF 1940

                                Amendment No. 26                          /X/

                          LORD ABBETT SERIES FUND, INC.
                          -----------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

/X/   immediately upon filing pursuant to paragraph (b)

/ /   on (date) pursuant to paragraph (b)

/ /   60 days after filing pursuant to paragraph (a) (1)

/ /   on May 1, 2005 pursuant to paragraph (a) (1)

/ /   75 days after filing pursuant to paragraph (a) (2)

/ /   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 26 (the "Amendment") to Lord Abbett Series Fund, Inc.'s (the "Registrant") Registration Statement relates to the Large-Cap Core Portfolio, class VC shares only. All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio and the Mid-Cap Value Portfolio, class VC shares are not affected hereby.

[LORD ABBETT LOGO]


                                                                    MAY 1, 2005


                                                                    PROSPECTUS

  LORD ABBETT
  SERIES FUND -
   LARGE-CAP CORE PORTFOLIO

SERVES AS AN UNDERLYING INVESTMENT VEHICLE FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                                PAGE
                                     The Fund

                         What you should     Goal                                 2
                     know about the Fund     Principal Strategy                   2
                                             Main Risks                           3
                                             Performance                          4
                                             Fees and Expenses                    4
                                             Additional Investment Information    6
                                             Management                           9

                                 Your Investment

                         Information for     Purchases and Redemptions           11
                                managing     Conflicts of Interest               19
                               your Fund     Distributions and Taxes             19
                                 account     Services Arrangements               20

                             Additional Information

                       How to learn more     Back Cover
                      about the Fund and
                       other Lord Abbett
                                   Funds

                                    THE FUND

GOAL

   The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY


   To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES with market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks (including income-producing stocks), convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


   The Fund invests in the full spectrum of large companies including those with VALUE or GROWTH characteristics. In selecting investments, the Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach that combines both value and growth investment styles. The Fund attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Fund focuses on securities that are selling at reasonable prices in relation to our assessment of their potential value, and on securities that we believe have expected earnings growth potential and consistency that may not be recognized by the market at large.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR LARGE-CAP CORE PORTFOLIO refers to Large-Cap Core Portfolio, a portfolio or series of Lord Abbett Series Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.

                                                        LARGE-CAP CORE PORTFOLIO

   We generally sell a stock when we think it no longer offers significant capital appreciation potential due to an elevated valuation or has reached our valuation target, its fundamentals are falling short of our expectations, or it seems less likely to benefit from the current market and economic environment.

MAIN RISKS

   The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small-company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

   Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence, and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.


SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

                                                        LARGE-CAP CORE PORTFOLIO

PERFORMANCE

   The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   The purpose of the fee table below is to help variable contract owners investing in the Fund to understand the various Fund expenses. The fee table, including the example below, shows only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this fee table. If such fees and expenses were reflected in the table, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                   N/A
Maximum Deferred Sales Charge                                                N/A
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                          0.70%
Other Expenses(1)                                                           0.50%
Total Annual Fund Operating Expenses(2)                                     1.20%
Expense Reimbursement(2)                                                   (0.10)%
Net Expenses(2)                                                             1.10%


(1) The annual operating expenses are based on estimated expenses.


(2) For the fiscal period ending December 31, 2005 and through April 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the fund's other expenses to the extent necessary to maintain its other expenses at an annualized rate of .40% of average daily net assets.


[SIDENOTE]

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain insurance companies for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        LARGE-CAP CORE PORTFOLIO

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS    5 YEARS     10 YEARS
Class VC Shares                     $ 112    $ 371      $  650      $ 1,446
--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION

   This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

   ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

   CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

   DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

   FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures, and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

   LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

   RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

   TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

   INFORMATION ON PORTFOLIO HOLDINGS. When available, the Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.


   In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet, or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

   For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


   BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

   INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC ("Lord Abbett"), which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $95 billion in more than 50 mutual fund portfolios and other advisory accounts as of February 28, 2005.

   Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

   .70 of 1% of the first $1 billion of average daily net assets,

   .65 of 1% of the next billion, and

   .60 of 1% of assets over $2 billion.


   In addition, Lord Abbett provides certain administrative services to the Fund for a fee at an annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett.


   For the fiscal period ending December 31, 2005 and through April 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an annualized rate of .40 of 1% of its average daily net assets.

   INVESTMENT MANAGERS. The senior members of the team primarily and jointly responsible for the day-to-day management of the Fund are Robert G. Morris and Paul J. Volovich. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1971.
   Mr. Volovich, Director of Large-Cap Core Equity, joined Lord Abbett in 1997 is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1995.

                                 YOUR INVESTMENT

PURCHASES AND REDEMPTIONS

   This Prospectus offers, at net asset value ("NAV"), one class of shares named Large-Cap Core Portfolio that is also referred to in this Prospectus as Class VC. These shares of the Fund are not offered directly to the public. Rather, these shares are currently offered only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. These insurance companies sell VARIABLE CONTRACTS that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.


   We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


   NAV per share is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives the order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

   In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted

[SIDENOTE]

VARIABLE CONTRACTS include variable annuity contracts and variable life insurance policies.

   equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


   Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. A significant portion of the Fund's assets may be valued using fair value pricing.

   EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

   To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, it may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases and Redemptions" above.

   The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

   MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. As a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

   While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

   Fund and encourages recordkeepers and other agents to adhere to such policies and procedures when placing orders, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund's policies. We normally will review and evaluate the frequent trading policies and procedures of variable contract product sponsors, and evaluate each on its merits, in order to seek to increase the likelihood that the Fund wil be protected against excessive short-term trading. Notwithstanding our efforts, these circumstances may result in policies and procedures in place at certain Financial Intermediaries that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

   Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries to hold Fund shares on behalf of investors. A substantial portion or all of the Fund's shares may be held through omnibus accounts. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s).

   If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary take appropriate action, to the extent it is permitted to do so, to curtail the activity and will work with the relevant party to do so. Such action may include placing blocks on accounts to prohibit future purchases and exchanges of Fund shares. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

   REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

   Lord Abbett or Lord Abbett Distributor make payments to Dealers in their sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

   - marketing and/or distribution support for Dealers;

   - the Dealers' and their investment professionals' shareholder servicing efforts;

   - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

   - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

   Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

   Lord Abbett or Lord Abbett Distributor, in their sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

   Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds as investment options in a variable product on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or include a Lord Abbett Fund as investment options in a variable product. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

   The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

CONFLICTS OF INTEREST


   As discussed above, shares offered by this Prospectus are currently available only to separate accounts of certain insurance companies that are unaffiliated with Lord Abbett. Although the Fund does not currently anticipate any disadvantages to policy owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell its securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES


   The Fund expects to pay its shareholders dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."


   The Fund intends to comply with the diversification requirements, contained in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers. In the case of government securities, each U.S. Governmental agency or instrumentality is generally treated as a separate issuer. If the Fund fails to satisfy these diversification requirements on the last day of a quarter of a calendar year, the owner of a Variable Contract that holds shares in the Fund during the calendar quarter in which the failure occurs could become subject to current federal taxation at ordinary income rates with respect to income on the Variable Contract.

   For information about the federal income tax treatment of distributions to the separate Variable Contract accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

   Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICES ARRANGEMENTS

   Certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value of the Class VC Shares held in the insurance company's separate account to service and maintain Variable Contract owners' accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxies, shareholder reports, annual and semi-annual financial statements, as well as dividend, distribution, and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.

   The Fund may also compensate certain insurance companies, third-party administrators, and other entities for providing recordkeeping, sub-transfer agency, and other administrative services to the Fund.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           This Prospectus is intended for use in connection with a Variable
account inquiries call the Fund         Contract Plan. More information on this Fund is or will be
at: 800-821-5129. For literature        available free upon request, including:
requests call the Fund at:
800-874-3733.                           ANNUAL/SEMI-ANNUAL REPORT

BY MAIL. Write to the Fund at:          The Fund's Annual and Semi-Annual Reports contain more
The Lord Abbett Family of Funds         information about the Fund's investments and performance. The
90 Hudson Street                        Annual Report also includes details about the market conditions
Jersey City, NJ 07302-3973              and investment strategies that had a significant effect on the
                                        Fund's performance during the last fiscal year. The Reports are
VIA THE INTERNET.                       available, free of charge, at www.LordAbbett.com.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                      STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Text only versions of Fund              Provides more details about the Fund and its policies. A current
documents can be viewed online          SAI is on file with the Securities and Exchange Commission
or downloaded from the SEC:             ("SEC") and is incorporated by reference (is legally considered
www.sec.gov.                            part of this Prospectus). Although the SAI is not available at
                                        www.LordAbbett.com, the SAI is available through other means,
You can also obtain copies by           generally without charge, as indicated at the left.
visiting the SEC's Public
Reference Room in Washington,
DC (phone 202-942-8090) or
by sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

  Lord Abbett Mutual Fund shares
     are distributed by:
  LORD ABBETT DISTRIBUTOR LLC           Lord Abbett Series Fund, Inc.         LASF-LCCP-1
     90 Hudson Street -                   Large-Cap Core Portfolio            (4/05)
 Jersey City, New Jersey 07302-3973

                           SEC FILE NUMBERS: 811-5876
================================================================================

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005



                          LORD ABBETT SERIES FUND, INC.
                            LARGE-CAP CORE PORTFOLIO

                                (CLASS VC SHARES)


--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus dated April 15, 2005 for Lord Abbett Series Fund, Inc. - Large-Cap Core Portfolio.

Shareholder account inquiries should be made by directly writing to the Lord Abbett Series Fund, Inc. or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.


              TABLE OF CONTENTS                                                PAGE
              1.     Fund History                                                2
              2.     Investment Policies                                         2
              3.     Management of the Fund                                     10
              4      Control Persons and Principal Holders of Securities        19
              5.     Investment Advisory and Other Services                     19
              6.     Brokerage Allocations and Other Practices                  20
              7.     Classes of Shares                                          21
              8.     Purchases, Redemptions, and Pricing                        22
              9.     Taxation of the Fund                                       23
              10.    Underwriter                                                25
              11.    Performance                                                25
              12.    Financial Statements                                       25
      Appendix A.    Fund Portfolio Information Recipients                      32
      Appendix B.    Corporate Bond Ratings                                     32
      Appendix C.    Proxy Voting Policies and Procedures                       33

                                       1.
                                  FUND HISTORY


Lord Abbett Series Fund, Inc. (the "Company") was incorporated under Maryland law in 1989. The Company has 1,000,000,000 shares of authorized capital stock, $0.001 par value. The Company has eight funds, series, or portfolios (the "Funds"), one of which is described in this SAI: Large-Cap Core Portfolio (the "Fund"). The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). Large-Cap Core Portfolio is a separate class of the Company. The Fund's Prospectus and this SAI offer only Large-Cap Core Portfolio shares, which are also referred to as "Class VC shares."


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the Fund's gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas, or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas, or other mineral exploration, or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. The Fund has not completed its first fiscal year as of the date hereof.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with their respective investment objectives, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with the Fund's investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in foreign exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedge, the Fund will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although it has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts, or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although it has no current intention of doing so, the Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Fund has not entered into any stock futures contracts and has no present intention to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -   Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on the Fund investing more than 5% of its total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

REITs. The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's total assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants, and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     -   U.S. Government Securities.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -   Repurchase agreements.

U.S. GOVERNMENT SECURITIES. The Fund, in accordance with its investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

     SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.


                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.



                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH COMPANY         DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------                      -----------------    ----------------------                 -------------------
ROBERT S. DOW                          TRUSTEE/DIRECTOR]    Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC                 since 1989;          Investment Officer of Lord Abbett
90 Hudson Street                       Chairman since 1996  since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945


INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE    PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH COMPANY         DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------                      -----------------    ----------------------                 -------------------
E. THAYER BIGELOW                      Director since 1994  Managing General Partner, Bigelow      Currently serves as
Emmerling Communications                                    Media, LLC (since 2000); Senior        director of Adelphia
41 Madison Ave.                                             Adviser, Time Warner Inc.(1998 -       Communications, Inc.,
Suite 3810                                                  2000); Acting Chief Executive          Crane Co., and Huttig
New York, NY                                                Officer of Courtroom Television        Building Products Inc.
Date of Birth: 10/22/1941                                   Network (1997 - 1998); President
                                                            and Chief Executive Officer of Time
                                                            Warner Cable Programming, Inc.
                                                            (1991 - 1997).

WILLIAM H.T. BUSH                      Director since 1998  Co-founder and Chairman of the         Currently serves as
Bush-O'Donnell & Co., Inc.                                  Board of the financial advisory        director of Wellpoint
101 South Hanley Road                                       firm of Bush-O'Donnell & Company       Health Networks Inc.
Suite 1250                                                  (since 1986).                          (since 2002), and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc. (since
                                                                                                   2000).

ROBERT B. CALHOUN, JR.                 Director since 1998  Managing Director of Monitor           Currently serves as
Monitor Clipper Partners                                    Clipper Partners (since 1997) and      director of Avondale,
Two Canal Park                                              President of Clipper Asset             Inc. and Interstate
Cambridge, MA                                               Management Corp. (since 1991), both    Bakeries Corp.
Date of Birth: 10/25/1942                                   private equity investment funds.

JULIE A. HILL                          Director since 2004  Owner and CEO of the Hillsdale         Currently serves as
1280 Bison                                                  Companies, a business consulting       director of Wellpoint
Newport Coast, CA                                           firm (since 1998); Founder,            Health Networks Inc.;
Date of Birth: 7/16/1946                                    President and Owner of the             Resources Connection
                                                            Hiram-Hill and Hillsdale               Inc.; and Holcim (US)
                                                            Development Companies  (1998 -         Inc. (a subsidiary of
                                                            2000).                                 Holcim Ltd.)

FRANKLIN W. HOBBS                      Director since 2001  Former Chief Executive Officer of      Currently serves as
One Equity Partners                                         Houlihan Lokey Howard & Zukin, an      director of Adolph Coors
320 Park Ave.                                               investment bank (January 2002 -        Company.
New York, NY                                                April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                    Dillon Read (1999 - 2001); Global
                                                            Head of Corporate Finance of SBC
                                                            Warburg Dillon Read (1997 - 1999);
                                                            Chief Executive Officer of Dillon,
                                                            Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since 1989  Retired - General Business and         Currently serves as
P.O. Box 4393                                               Governance Consulting (since 1992);    director of H.J. Baker
Greenwich, CT                                               formerly President and CEO of          (since 2003).
Date of Birth: 5/19/1933                                    Nestle Foods.

THOMAS J. NEFF                         Director since 1989  Chairman of Spencer Stuart (U.S.),     Currently serves as
Spencer Stuart                                              an executive search consulting firm    director of Ace, Ltd.
277 Park Avenue                                             (since 1996); President of Spencer     (since 1997) and Hewitt
New York, NY                                                Stuart (1979-1996).                    Associates, Inc.
Date of Birth: 10/2/1937


OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY         OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------------     -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1995           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett (since 1996).
                                   President

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord Abbett
(7/28/1956)                        Officer                                        in 2001; formerly Chief Compliance Officer
                                                                                  with Credit Suisse Asset Management.

ZANE E. BROWN                      Executive Vice       Elected in 1996           Partner and Director of Fixed Income
(12/09/1951)                       President                                      Management, joined Lord Abbett in 1992.

ROBERT P. FETCH                    Executive Vice       Elected in 2003           Partner and Small-Cap Value Senior
(2/18/1953)                        President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

KEVIN P. FERGUSON                  Executive Vice       Elected in 2003           Partner and Mid Cap Growth Investment
(10/3/1964)                        President                                      Manager, joined Lord Abbett in 1999;
                                                                                  formerly Portfolio Manager/Senior Vice
                                                                                  President at Lynch & Mayer, Inc.

KENNETH G. FULLER                  Executive Vice       Elected in 2003           Investment Manager - Large Cap Value, joined
(4/22/1945)                        President                                      Lord Abbett in 2002; formerly Portfolio
                                                                                  Manager and Senior Vice President at Pioneer
                                                                                  Investment Management, Inc.

W. THOMAS HUDSON, JR.              Executive Vice       Elected in 1993           Partner and Investment Manager, joined Lord
(12/16/1941)                       President                                      Abbett in 1982.

ROBERT G. MORRIS                   Executive Vice       Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

ELI M. SALZMANN                    Executive Vice       Elected in 1999           Partner and Director of Institutional Equity
(3/24/1964)                        President                                      Investments, joined Lord Abbett in 1997.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(10/12/1957)                       President                                      Abbett in 1987.

EDWARD K. VON DER LINDE            Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(6/12/1960)                        President                                      Abbett in 1988.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                                                                       and Operations, joined Lord Abbett in 1999.

EILEEN K. BANKO                    Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett in 1990.
(11/3/1967)

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999.
                                   President

DAVID G. BUILDER                   Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett in 1998.
(1/4/1954)

DANIEL E. CARPER                   Vice President       Elected in 1990           Partner, joined Lord Abbett in 1979.
(1/22/1952)

SHOLOM DINSKY                      Executive Vice       Elected in 2003           Partner and Large Cap Value Investment
(3/24/1944)                        President                                      Manager, joined Lord Abbett in 2000.

DANIEL H. FRASCARELLI              Vice President       Elected in 2003           Partner and Investment Manager, joined Lord
(3/11/1954)                                                                       Abbett in 1990.

MICHAEL S. GOLDSTEIN               Vice President       Elected in 1999           Partner and Fixed Income Investment Manager,
(10/29/1968)                                                                      joined Lord Abbett in 1997.

HOWARD E. HANSEN                   Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(10/13/1961)                       President                                      Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.        Executive Vice       Elected in 2003           Partner and Research Analyst, joined Lord
(9/7/1963)                         President                                      Abbett in 1998.

PAUL A. HILSTAD                    Vice President       Elected in  1995          Partner and General Counsel, joined Lord
(12/13/1942)                       and Secretary                                  Abbett in 1995.

ELLEN G. ITSKOVITZ                 Vice President       Elected in 2001           Partner and Senior Research Analyst, joined
(10/30/1957)                                                                      Lord Abbett in 1998.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

MAREN LINDSTROM                    Vice President       Elected in 2001           Partner and Fixed Income Investment Manager,
(9/17/1962)                                                                       joined Lord Abbett in 2000.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1998           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2001           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999; formerly Assistant General
                                                                                  Counsel of Prudential Investments (1998 -
                                                                                  1999); prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003),
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.


COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met six times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of to any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

APPROVAL OF ADVISORY CONTRACT

At meetings on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between each of the Portfolios, other than the Large-Cap Core Portfolio, and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Portfolio included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Portfolio compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Portfolio, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Portfolio, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Portfolio.

LARGE-CAP CORE PORTFOLIO

At a meeting on March 10, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the management agreement between the Large-Cap Core Portfolio and Lord Abbett. The Board received materials relating to the management agreement before the meeting and members had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board included, but were not limited to information on the effective management fee rates and expense ratios for funds with similar objectives and similar size and information regarding the personnel and other resources devoted by Lord Abbett to managing the Portfolio.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services proposed to be provided by Lord Abbett to the Portfolio, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel proposed to be providing investment management services to the Portfolio, in light of the Portfolio's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services proposed to be performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Portfolio's transfer agent and custodian.

EXPENSES. The Board considered the proposed expense ratios of the Portfolio and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders.

PROFITABILITY. The Board noted that it had considered Lord Abbett's overall profitability at its meetings in December, 2004.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees proposed to be paid by the Portfolio and the Portfolio's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Portfolio.

In considering whether to approve the the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Portfolio and its shareholders and voted unanimously to approve the management agreement.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.


(1)                                 (2)                                (3)
                                    FOR FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2004
                                    DECEMBER 31, 2004                  TOTAL COMPENSATION PAID BY THE
                                    AGGREGATE COMPENSATION             COMPANY AND THIRTEEN OTHER
NAME OF DIRECTOR                    ACCRUED BY THE COMPANY(1)          LORD ABBETT-SPONSORED FUNDS(2)
----------------                    -------------------------          --------------------------------
E. Thayer Bigelow                   $  N/A                             $  127,364
William H. T. Bush                  $  N/A                             $  126,320
Robert B. Calhoun, Jr.              $  N/A                             $  127,001
Julie A. Hill*                      $  N/A                             $  111,417
Franklin W. Hobbs                   $  N/A                             $  127,001
C. Alan MacDonald                   $  N/A                             $  131,320
Thomas J. Neff                      $  N/A                             $  117,001


----------
*    Elected effective February 1, 2004.


    1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by a Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $845, $1,294, $4,312, $2,202, $4,032,
        $845, and $3,967, respectively.


    2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Funds and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors that may be deemed indirectly invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                                            AGGREGATED DOLLAR RANGE
                               DOLLAR RANGE OF EQUITY       OF EQUITY SECURITIES IN
NAME OF TRUSTEE                SECURITIES IN THE FUND     LORD ABBETT-SPONSORED FUNDS
---------------                ----------------------     ---------------------------
Robert S. Dow                          None                      Over $100,000
E. Thayer Bigelow                      None                      Over $100,000
William H. T. Bush                     None                      Over $100,000
Robert B. Calhoun, Jr.                 None                      Over $100,000
Julie A. Hill*                         None                   $50,001 - $100,000
Franklin W. Hobbs                      None                      Over $100,000
C. Alan MacDonald                      None                      Over $100,000
Thomas J. Neff                         None                      Over $100,000

----------
*    Elected effective February 1, 2004.

CODE OF ETHICS
The directors, trustees, and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics, which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING
The Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting records for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2005, for the twelve months ended June 30, 2004. Once filed, the Fund Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that the Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Not applicable since no shares have been issued.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Sholom Dinsky, Robert P. Fetch, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Daniel H. Frascarelli, Robert
I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Richard Larsen, Gerald Lanzotti, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Company, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for the Fund is as follows:


      .70 of 1% for the first $1 billion of average daily net assets

      .65 of 1% of the first next billion, and

      .60 of 1% of the assets over $2 billion


The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the expenses of the Fund to the extent necessary to maintain the Fund's "Other Expenses" (as indicated in the fee table in the Fund's prospectus) at an aggregate rate of .40 of 1% of its average daily net assets.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for the Portfolio the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that the Portfolio, and being that the Portfolio commenced operations on May 1st, 2005 there has not yet been activity. The fiscal year end will be December 31. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.


                                                                            DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                                                            ---------------------------------------
                                                                  $1-     $10,001-   $50,001-   $100,001-   $500,001-        OVER
FUND                       NAME                        NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
----                       ----                        ----     -------   --------   --------   ---------   ----------    ----------
Large-Cap Core Fund        Robert G. Morris             X
                           Paul J. Volovich             X

INVESTMENT MANAGERS

Robert G. Morris and Paul J. Volovich head the Large-Cap Core Portfolio team and are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for the Portfolio as of December 31, 2004: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)


                                                                 OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                           ------------------------------------------------------------------
                                                                                       OTHER POOLED
                                                           REGISTERED INVESTMENT        INVESTMENT
FUND                           NAME                              COMPANIES               VEHICLES              OTHER ACCOUNTS
----                           ----                              ---------               --------              --------------
Large-Cap Core Portfolio       Robert G. Morris                 3 / $1,093.1              0 / $0                   0 / $0
                               Paul J. Volovich                    0 / $0                 0 / $0                   0 / $0


* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended December 31, 2004, 2003, and 2002, the Fund paid no commissions on transactions of securities to independent broker dealers.

                                       7.
                                CLASSES OF SHARES

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the each Fund's outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors of the Company.

                                       8.
                             PURCHASES, REDEMPTIONS,
                                   AND PRICING

Information concerning how we value Fund shares is contained in the Prospectuses under "Purchases" and "Redemptions." The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board as described in the Prospectus.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor have authorized one or more agents to receive on their behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at the Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or investors, may make payments to Financial Intermediaries and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:

   A.G. Edwards & Sons, Inc.
   Advest, Inc.
   B.C. Ziegler and Company
   Bodell Overcash Anderson & Co., Inc.
   Cadaret, Grant & Co., Inc.
   Edward D. Jones & Co.
   Family Investors Company
   James I. Black & Co.
   Legg Mason Wood Walker, Inc.
   McDonald Investments Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
     (and/or certain of its affiliates)
   Piper Jaffrey & Co.
   Protective Life Insurance Company
   Prudential Investment Management Services LLC
   RBC Dain Rauscher
   Raymond James & Associates, Inc.
   Raymond James Financial Services, Inc.
   Citigroup Global Markets, Inc.
   Sun Life Assurance Company of Canada
   UBS Financial Services Inc.
   Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $1.98 billion in revenue in fiscal 2003. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the most recent twelve months, Hewitt Associates LLC received recordkeeping payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax. The Fund contemplates declaring as dividends substantially all of its net investment income.

TAX TREATMENT OF VARIABLE CONTRACTS.

For Variable Contracts to receive favorable tax treatment, certain diversification requirements must be satisfied. To determine whether the diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may look through to the assets of a regulated investment company in which it owns shares if, among other requirements, all the shares of the regulated investment company are held by segregated asset accounts of insurance companies. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified. This "look through" treatment typically increases the diversification of the portfolio, since a portion of the assets underlying the interest are considered to be held by the segregated asset account. Because the Fund expects that this look-through rule will apply in determining whether the diversification requirements are satisfied with respect to the variable contracts of insurance companies that own shares in the Fund, the Fund intends to comply with these requirements.

The diversification requirements can be satisfied in two ways. First, the requirements will be satisfied if the Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of this diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. Alternatively, the diversification requirements will be satisfied with respect to Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Fund's total assets consists of cash, cash items (including receivables), U.S. government securities, and securities of other regulated investment companies, and (ii) each Fund satisfies separate diversification requirements applicable to all regulated investment companies. To satisfy these latter requirements, the Fund at the end of each quarter of its taxable year must invest (i) at least 50 percent of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally in respect of any one issuer to not more than 5 percent of the value of the total assets of the Fund and not more than 10 percent of the outstanding voting securities of the issuer, and (ii) not more than 25 percent of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

The Fund will be considered to be in compliance with the diversification requirements if adequately diversified on the last day of each calendar quarter. A Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy in value of its assets and diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable to the acquisition.

If both the Fund and a separate account investing in the Fund are not adequately diversified at the required time, a Variable Contract based on the separate account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income on the Variable Contract will be subject to current federal taxation at ordinary income rates. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods. For these purposes, income on the Variable Contract means, with respect to any taxable year of the policyholder, the excess of the sum of (1) the increase in the net surrender value of the contract during the taxable year; and (2) the cost of life insurance or annuity protection provided under the contract during the taxable year, over the premiums paid under the contact during the taxable year.

The Treasury Department may issue future regulations or rulings or seek legislative changes addressing the circumstances in which a Variable Contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any regulations, rulings, or legislative change.

In the event that there is a legislative change or rulings or regulations are issued, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change the Fund's investment objective or investment policies. While theFund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Funds may be modified as necessary to prevent any such prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of the Fund.

For a discussion of the tax consequences to owners of Variable Contracts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax adviser regarding the tax consequence of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return for Class VC shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

Yield quotations for a fixed income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

Not applicable.

                                   APPENDIX A
                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
ABN-AMRO Asset Management                                                             Monthly
ADP Retirement Services                                                               Monthly
AG Edwards                                                                            Monthly
AIG SunAmerica                                                                        Monthly
Allstate Life Insurance Company                                                       Monthly
Alpha Investment Consulting Group LLC                                                 Monthly
American Express Retirement Services                                                  Monthly
American United Life Insurance Company                                                Monthly
AMG Data Services                                                                     Monthly
Amivest Capital Management                                                            Monthly
Amvescap Retirement                                                                   Monthly
AON Consulting                                                                        Monthly
Arnerich Massena & Associates, Inc.                      Monthly                      Monthly
Asset Performance Partners                               Monthly                      Monthly
Asset Strategies Portfolio Services, Inc.                                             Monthly
AXA Financial, Inc.                                                                   Monthly
Bank of America Corporation                                                           Monthly
Bank of New York                                         Monthly                      Monthly
Bank of Oklahoma                                                                      Monthly
Bank One                                                                              Monthly
Becker, Burke Associates                                 Monthly                      Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellwether Consulting                                                                 Monthly
Berthel Schutter                                         Monthly                      Monthly
Bloomberg L.P. (fixed income trading system)              Daily
Brown Brothers Harriman                                                               Monthly
Buck Consultants, Inc.                                                                Monthly
Callan Associates, Inc.                                  Monthly                      Monthly
Cambridge Associates LLC                                 Monthly                      Monthly
Cambridge Financial Services                                                          Monthly
Ceridian                                                                              Monthly
Charles Schwab & Co                                                                   Monthly
Chicago Trust Company                                                                 Monthly
CIBC Oppenheimer                                                                      Monthly
Citigroup                                                 Daily
CitiStreet Retirement Services                                                        Monthly
Clark Consulting                                                                      Monthly
Columbia Funds                                                                        Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Columbia Management Group                                                             Monthly
Columbia Trust Company                                                                Monthly
Concord Advisory Group Ltd.                              Monthly                      Monthly
Consulting Services Group, LP                                                         Monthly
Copic Financial                                                                       Monthly
CPI Qualified Plan Consultants                                                        Monthly
CRA Rogers Casey                                                                      Monthly
Curcio Webb                                              Monthly                      Monthly
D.A. Davidson                                                                         Monthly
Dahab Assoc.                                                                          Monthly
Daily Access                                                                          Monthly
Defined Contribution Advisors, Inc.                                                   Monthly
Delaware Investment Advisors                                                          Monthly
Deliotte & Touche LLP (Funds' independent                Annually                    Annually
auditors)
DeMarche Associates, Inc.                                Monthly                      Monthly
DiMeo Schneider & Associates                                                          Monthly
Disabato Associates, Inc.                                                             Monthly
Diversified Investment Advisors, Inc.                                                 Monthly
EAI                                                                                   Monthly
Edward Jones & Co.                                                                    Monthly
Ennis, Knupp & Associates                                                             Monthly
Factset Research Systems Inc. (quantitative               Daily
analytics for Funds)
Federated Investments                                                                 Monthly
Fidelity Capital Technology, Inc. (corporate              Daily
action tracking)
Fidelity Investments                                                                  Monthly
Fifth Third Bank                                                                      Monthly
First Mercantile Trust Co.                                                            Monthly
FleetBoston Financial Corp.                                                           Monthly
Franklin Templeton                                                                    Monthly
Freedom One Financial Group                              Monthly
Freedom One Investment Advisors                                                       Monthly
Frost Bank                                                                            Monthly
Fuji Investment Management Co., Ltd.                                                  Monthly
Fund Evaluation Group, Inc.                              Monthly                      Monthly
Goldman Sachs                                                                         Monthly
Great-West Life and Annuity Insuance Company                                          Monthly
Greenwich Associates                                                                  Monthly
Hartford Life Insurance Company                                                       Monthly
Hartland & Co.                                           Monthly                      Monthly
Hewitt Associates, LLC                                   Monthly                      Monthly
Hewitt Investment Group                                  Monthly                      Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Highland Consulting Associates, Inc.                                                  Monthly
Holbien Associates, Inc.                                                              Monthly
Horace Mann Life Insurance Company                                                    Monthly
HSBC Bank USA N.A.                                                                    Monthly
ICMA Retirement Corp.                                                                 Monthly
ING                                                                                   Monthly
Institutional Shareholder Services, Inc.                  Daily
(proxy voting administrator)
Interactive Data Corporation (pricing vendor)             Daily
Intuit                                                                                Monthly
INVESCO Retirement Services                                                           Monthly
Invesmart                                                                             Monthly
Investment Consulting Services, LLC                                                   Monthly
Inviva                                                                                Monthly
Jefferson National Life Insurance Company                                             Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                      Monthly
JP Morgan Consulting                                                                  Monthly
JP Morgan Fleming Asset Management                                                    Monthly
JP Morgan Investment Management                                                       Monthly
Kirkpatrick & Lockhart LLP (Counsel to Lord,                                          Monthly
Abbett & Co. LLC)
Legacy Strategic Asset Mgmt. Co.                                                      Monthly
Legg Mason                                                                            Monthly
Lincoln Financial                                                                     Monthly
Lipper Inc., a Reuters Company                           Monthly
LPL Financial Services                                                                Monthly
Manulife Financial / John Hancock Financial              Monthly                      Monthly
Services
Marco Consulting Group                                                                Monthly
Marquette Associates, Inc.                               Monthly                      Monthly
MassMutual Financial Group                                                            Monthly
McDonald                                                                              Monthly
Meketa Investment Group                                                               Monthly
Mellon Employee Benefit Solutions                                                     Monthly
Mellon Human Resources & Investor Solutions                                           Monthly
Mercer HR Services                                                                    Monthly
Mercer Investment Consulting                                                          Monthly
Merrill Lynch                                                                         Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                               Monthly
MetLife Investors                                                                     Monthly
MFS Retirement Services, Inc.                                                         Monthly
MFS/Sun Life Financial Distributors, Inc.                                             Monthly
(MFSLF)

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Midland National Life                                                                 Monthly
Milliman & Robertson Inc.                                                             Monthly
Minnesota Life Insurance Company                                                      Monthly
Monroe Vos Consulting Group, Inc.                                                     Monthly
Morgan Keegan                                                                         Monthly
Morgan Stanley Dean Witter                                                            Monthly
MorganStanley                                                                         Monthly
Morningstar Associates, Inc. / Morningstar,     Monthly (with 1 month lag)            Monthly
Inc.
National City Bank                                                                    Monthly
Nationwide Financial                                                                  Monthly
NCCI Holdings, Inc.                                                                   Monthly
New England Pension Consultants                          Monthly                      Monthly
Newkirk Products, Inc.                                   Monthly
New York Life Investment Management                                                   Monthly
Nordstrom Pension Consulting (NPC)                                                    Monthly
NY Life Insurance Company                                                             Monthly
Oxford Associates                                                                     Monthly
Palmer & Cay Investment Services                                                      Monthly
Paul L. Nelson & Associates                                                           Monthly
Peirce Park Group                                                                     Monthly
Pension Consultants, Inc.                                                             Monthly
PFE Group                                                                             Monthly
PFM Group                                                                             Monthly
PFPC, Inc.                                                                            Monthly
Phoenix Life Insurance Company                                                        Monthly
Piper Jaffray                                                                         Monthly
PNC Advisors                                                                          Monthly
Portfolio Evaluations, Inc.                                                           Monthly
Prime, Buchholz & Associates, Inc.                                                    Monthly
Princeton Financial Systems, Inc. (portfolio              Daily
administration system)
Protective Life Corporation                                                           Monthly
Prudential Financial                                                                  Monthly
Prudential Insurance Company of America                                               Monthly
Prudential Securities, Inc.                                                           Monthly
Putnam Fiduciary Trust Company                           Monthly
Putnam Investments                                                                    Monthly
R.V. Kuhns & Associates, Inc.                                                         Monthly
Raymond James Financial, Inc.                                                         Monthly
RBC Dain Rauscher                                                                     Monthly
Reuters America, Inc.                                     Daily
Rocaton Investment Advisors, LLC                                                      Monthly
Ron Blue & Co.                                                                        Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Roszel Advisors, LLC (MLIG)                                                           Monthly
Schwab Corporate Services                                Monthly
Scudder Investments                                                                   Monthly
Segal Advisors                                                                        Monthly
SEI Investment                                                                        Monthly
SG Constellation, LLC                                    Monthly
Shields Associates                                                                    Monthly
Smith Barney                                                                          Monthly
Spagnola-Cosack, Inc.                                                                 Monthly
Standard & Poor's                                         Daily                       Monthly
Stanton Group                                                                         Monthly
State Street Bank and Trust Company (Funds'               Daily
custodian and accounting agent)
Stearne, Agee & Leach                                                                 Monthly
Stephen's, Inc.                                                                       Monthly
Stifel Nicolaus                                                                       Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Insight                                        Monthly
Strategic Investment Solutions                                                        Monthly
Stratford Advisory Group, Inc.                           Monthly                      Monthly
Summit Strategies Group                                                               Monthly
T. Rowe Price Associates, Inc.                                                        Monthly
TD Asset Management                                                                   Monthly
The 401k Company                                                                      Monthly
The Carmack Group, Inc.                                                               Monthly
The MacGregor Group, Inc. (equity trading                 Daily
system)
The Managers Fund                                                                     Monthly
The Manufacturers Life Ins. Co.                          Monthly
The Vanguard Group                                                                    Monthly
Thomson Financial Research (past performance             Monthly
hypotheticals)
Towers Perrin                                                                         Monthly
Transamerica Retirement Services                                                      Monthly
Travelers Life and Annuity Company                                                    Monthly
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group                                                           Monthly
UMB Bank                                                                              Monthly
Union Bank of California                                                              Monthly
US Bank                                                                               Monthly
USI Retirement                                                                        Monthly
Valic                                                                                 Monthly
Victory Capital Management                                                            Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia Bank                                                                         Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS        ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Wall Street Source                                        Daily
Watson Wyatt Worldwide                                                                Monthly
Welch Hornsby & Welch                                                                 Monthly
Wells Fargo                                                                           Monthly
William M. Mercer Consulting Inc.                                                     Monthly
Wilmer Cutler Pickering Hale and Dorr LLP                                             Monthly
(Counsel to the Independent Board of
Directors/ Trustees)



*This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                   APPENDIX C


                                                               DECEMBER 31, 2004

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

      - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

      -   No dead-hand or no-hand pills.

      - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

      - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                          LORD ABBETT SERIES FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 22.  EXHIBITS

     (a) ARTICLES OF INCORPORATION. Articles of Restatement incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed April 29, 1998. (Growth and Income Portfolio)
          (i) Articles Supplementary dated August 23, 1999. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003. (Bond-Debenture Portfolio; International Portfolio; Mid-Cap Value Portfolio)
          (ii) Articles Supplementary dated March 14, 2003. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003. (All Value Portfolio; America's Value Portfolio; Growth Opportunities Portfolio).
          (iii) ARTICLES SUPPLEMENTARY TO THE ARTICLES OF INCORPORATION DATED MARCH 10, 2005. (LARGE-CAP CORE PORTFOLIO) FILED HEREIN.

     (b)  BY-LAWS. AMENDED AND RESTATED AS OF APRIL 20, 2004. FILED HEREIN.

     (c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

     (d)  INVESTMENT ADVISORY CONTRACTS.
          (i) MANAGEMENT AGREEMENT DATED DECEMBER 1, 1989. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003. (Growth and Income Portfolio)
          (ii) ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 17, 1999. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003. (Bond-Debenture Portfolio; International Portfolio; Mid-Cap Value Portfolio)
          (iii) ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 14, 2003. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003. (All Value Portfolio; America's Value Portfolio; Growth Opportunities Portfolio)
          (iv) Addendum to Management Agreement dated March 1, 2004 incorporated by reference to Post-Effective Amendment No 23. (Growth Opportunities Portfolio)
          (v) FORM OF ADDENDUM TO MANAGEMENT AGREEMENT (LARGE-CAP CORE). FILED HEREIN.

     (e) UNDERWRITING CONTRACTS. Distribution Agreement dated May 1, 1994 and Addendum to Distribution Agreement dated October 31, 1996 incorporated by reference to Post-Effective Amendment No. 23 filed on April 27, 2004.

     (f) BONUS OR PROFIT SHARING CONTRACTS. Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed April 26, 2001.

     (g)  (i)     CUSTODIAN AGREEMENT. FILED HEREIN.
          (ii)    FORM OF AMENDMENT TO CUSTODIAN AGREEMENT (LARGE-CAP CORE
                  PORTFOLIO). FILED HEREIN.

     (h)  OTHER MATERIAL CONTRACTS.
          (i) ADMINISTRATIVE SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed on January 29, 2003.
          (ii) FORM OF AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT (LARGE-CAP CORE PORTFOLIO). FILED HEREIN.
          (ii) SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003
          (iv) FORM OF PARTICIPATION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003.
          (v) EXPENSE REIMBURSEMENT AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A filed April 11, 2003.
          (vi)    TRANSFER AGENCY AGREEMENT. FILED HEREIN.
          (vii) FORM OF AMENDMENT TO TRANSFER AGENCY AGREEMENT (LARGE-CAP CORE PORTFOLIO). FILED HEREIN.

     (i) LEGAL OPINION. OPINION OF WILMER CUTLER PICKERING HALE AND DORR. FILED HEREIN.

     (j)  CONSENT OF INDEPENDENT AUDITORS. N/A

     (k)  OMITTED FINANCIAL STATEMENTS. N/A

     (l)  INITIAL CAPITAL AGREEMENTS. Incorporated by reference.

     (m)  RULE 12b-1 PLAN. Not Applicable.

     (n)  AMENDED AND RESTATED RULE 18F-3 PLAN. FILED HEREIN.

     (o)  RESERVED

     (p)  CODE OF ETHICS. FILED HEREIN.

Item 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          None.


Item 24.  INDEMNIFICATION

          The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

          The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

          In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
          (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or
          (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)  Adviser - Lord, Abbett & Co. LLC

     Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)  Partners

     The following are partners of Lord, Abbett & Co. LLC. Tracie E. Ahern, Joan
A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, Daniel E. Carper, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Paul A. Hilstad, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen,

Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

Item 26.  PRINCIPAL UNDERWRITERS

     (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

               Lord Abbett Affiliated Fund, Inc.
               Lord Abbett Blend Trust
               Lord Abbett Bond-Debenture Fund, Inc.
               Lord Abbett Developing Growth Fund, Inc.
               Lord Abbett Global Fund, Inc.
               Lord Abbett Investment Trust
               Lord Abbett Large-Cap Growth Fund
               Lord Abbett Mid-Cap Value Fund, Inc.
               Lord Abbett Research Fund, Inc.
               Lord Abbett Securities Trust
               Lord Abbett Municipal Income Fund, Inc.
               Lord Abbett Municipal Income Trust
               Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

          NAME AND PRINCIPAL        POSITIONS AND/OR OFFICES WITH   POSITIONS AND OFFICES
          BUSINESS ADDRESS *        LORD ABBETT DISTRIBUTOR LLC     WITH REGISTRANT
          -------------------       -----------------------------   ---------------------
          Robert S. Dow             Chief Executive Officer         Chairman and President
          Paul A. Hilstad           General Counsel                 Vice President & Secretary
          Lawrence H. Kaplan        Assistant General Counsel       Vice President & Assistant Secretary
          Marion Zapolin            Chief Financial Officer         Not Applicable

          * Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302

     (c)  Not applicable

Item 27.  LOCATION OF ACCOUNTS AND RECORDS

          Registrant maintains the records, required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.  MANAGEMENT SERVICES

     None

Item 29.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 13th day of April, 2005.

                                 LORD ABBETT SERIES FUND, INC.


                                 BY:  /s/ CHRISTINA T. SIMMONS
                                      ------------------------
                                      Christina T. Simmons
                                      Vice President and Assistant Secretary

                                 BY:  /s/ JOAN A. BINSTOCK
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                          TITLE                        DATE
----------                          -----                        ----
/s/Robert S. Dow *                  Chairman, President
--------------------------          and Director                 April 13, 2005
Robert S. Dow

/s/ E. Thayer Bigelow *
--------------------------          Director                     April 13, 2005
E. Thayer Bigelow

/s/William H. T. Bush*
--------------------------          Director                     April 13, 2005
William H. T. Bush

/s/Robert B. Calhoun, Jr.*
--------------------------          Director                     April 13, 2005
Robert B. Calhoun, Jr.

/s/Julie A. Hill*
--------------------------          Director                     April 13, 2005
Julie A. Hill

/s/Franklin W. Hobbs*
--------------------------          Director                     April 13, 2005
Franklin W. Hobbs

/s/C. Alan Macdonald*
--------------------------          Director                     April 13, 2005
C. Alan MacDonald

/s/Thomas J. Neff*
--------------------------          Director                     April 13, 2005
Thomas J. Neff

* By   /s/ CHRISTINA T. SIMMONS
       ------------------------
       Christina T. Simmons
       Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                          TITLE                        DATE
/s/ ROBERT S. DOW                   Chairman, President
-----------------                   and Director/Trustee         March 11, 2004
Robert S. Dow


/s/ E. THAYER BIGELOW
---------------------               Director/Trustee             March 11, 2004
E. Thayer Bigelow


/s/ WILLIAM H. T. BUSH
----------------------              Director/Trustee             March 11, 2004
William H. T. Bush


/s/ ROBERT B. CALHOUN, JR.
--------------------------          Director/Trustee             March 11, 2004
Robert B. Calhoun, Jr.


/s/ JULIE A. HILL
----------------------              Director/Trustee             March 11, 2004
Julie A. Hill


/s/ FRANKLIN W. HOBBS
---------------------               Director/Trustee             March 11, 2004
Franklin W. Hobbs


/s/ C. ALAN MACDONALD
---------------------               Director/Trustee             March 11, 2004
C. Alan MacDonald


/s/ THOMAS J. NEFF
--------------------                Director/Trustee             March 11, 2004
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

               Lord Abbett U.S. Government & Government Sponsored
                       Enterprises Money Market Fund, Inc.